
CELSIUS
LIVE FIT
SPARKLING
ORANGE
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT




NASDAQ: CELH
CELSIUS
LIVE FIT
SPARKLING

August 2021 | ESG Report

Nasdaq: CELH


CELSIUS


CELSIUS
LIVE FIT
GRAPEFRUIT MELON
NON-CARBONATED




CELSIUS

CELSIUS®


NO PRESERVATIVES
CELSIUS.
LIVE FIT
SPARKLING
ORANGE
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT

SAFE HARBOR STATEMENT

This presentation may contain statements that are not historical facts and are considered forward looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our management's current beliefs, expectations and assumptions about future events, conditions and results and on information currently available to us. Discussions containing these forward-looking statements may be found, among other places, in the Sections entitled "Business Overview," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" incorporated by reference from our most recent Annual Report on Form 10-K and in our subsequent Quarterly Reports on Form 10-Q, as well as any amendments thereto, filed with the SEC.

These forward looking statements contain projections of Celsius Holdings' future results of operations and the anticipated acquisition of Func Food Group Oyj and/or financial position, or state other forward-looking information. In some cases you can identify these statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," "would," or similar words. You should not rely on forward-looking statements since Celsius Holdings' actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; the ability to promptly and effectively integrate our business with that of Func Food Group Oyj; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this presentation.

All information presented for quarterly periods is unaudited. This presentation includes financial information prepared in accordance with accounting principles generally accepted in the United States ("GAAP"), as well as other financial measures referred to as non-GAAP. Management considers GAAP financial measures as well as such non-GAAP financial information in its evaluation of the Company's financial statements and believes these non-GAAP measures provide useful supplemental information to assess the Company's operating performance and financial position. These non-GAAP measures should be viewed in addition to, and not in lieu of, the Company's diluted earnings per share, operating performance and financial measures as calculated in accordance with GAAP.

CELSIUS.
LIVE FIT

TABLE OF CONTENTS:


SUBS
SALADS
CELSIUS
CELSIUS

ABOUT THIS REPORT

Our inaugural report on environmental, social, and governance (ESG) highlights the initiatives that help us drive sustainable impact for our various stakeholders. Our long-term approach of serving the interests of our customers, distribution partners, employees, and communities has enabled us to generate superior financial performance for our shareholders. We have benchmarked our disclosures against MSCI ESG Rating benchmarks, derived from "The United Nations Sustainable Development Goals (SDGs)".

An MSCI ESG Rating is designed to measure a company's resilience to long-term, industry material environmental, social and governance (ESG) risks. They use a rules-based methodology to identify industry leaders and laggards according to their exposure to ESG risks and how well they manage those risks relative to peers. ESG ratings range from leader (AAA, AA), average (A, BBB, BB) to laggard (B, CCC). They also rate equity and fixed income securities, loans, mutual funds, ETFs and countries.

A MESSAGE FROM OUR CHIEF EXECUTIVE OFFICER

At our core, the corporate culture at Celsius has always ensured that as a brand, we maintain the highest level of ethics and integrity. We are committed to understanding and mitigating environmental impacts, serving customers responsibly, enabling employees' professional success and work/life balance, and helping the communities where we live, work, and serve. By working to benefit all our stakeholders, we believe we will reward our shareholders with sustained superior financial and operating performance over time. This approach has enabled us to generate industry leading revenue growth and strong total shareholder returns over the long term.



We strive to live these corporate citizenship ideals every day, with ESG values embedded in our corporate initiatives and how we run our long-term business model. Our ESG initiatives are focused on three major areas integral to how we manage our business:

i. Environmental- packaging, transportation, water usage
ii. Social- Nutrition & Health, Product Safety & Quality and Health & Safety of our Social/Human Capital
iii. Corporate governance and business ethics practices

We also seek to have a positive impact on our communities and on society. We foster an environment of strong governance, oversight, and transparency, which is central to our ability to execute on our strategic objectives.

Sincerely,
John Fieldly, CEO

ENVIRONMENTAL- Packaging Material & Waste

Celsius strives for continuous improvements across our co-packing and distribution processes through packaging, energy and water reductions and limiting our product's overall carbon footprint which further strengthens Celsius and our customer's sustainability platforms


THE ALUMINUM INDUSTRY RECYCLES 2 CANS
FOR EVERY 3 IT SHIPS IN THE U.S.
59.3 BILLION
CANS RECYCLED
66.5%
INDUSTRY RECYCLING RATE
92%
ENERGY SAVINGS BY RECYCLING A CAN

- Celsius utilizes the clear gold standard in beverage packaging with over 90% of final goods packaged in aluminum cans. Aluminum is infinitely recyclable, serving as a model for environmental excellence and a circular economy
- We are committed to sustainability and to the principles of reduce, reuse and recycle
- Approximately 90% of our products are sold in 12oz aluminum cans, which are 100% recyclable
- Almost three times as many 12-ounce cans be shipped in a standard semi-trailer vs. 12-ounce glass bottles
- Our can suppliers are also leading initiatives reducing the amount of aluminum for each can and the percentage of recycled aluminum in each can manufactured
- We have Initiated a program to reduce miles on cans through strategic placement of warehouses in conjunction with our co-packer locations and end customers served, as well as the focus on more complete loads for transit (LTFL reduction), all reducing our carbon footprint on transportation

ENVIRONMENTAL-Product Carbon Footprint

CELSIUS LIVE FIT

Environment / Climate Change
the carbon intensity of our products and the carbon footprint in our supply chains and distribution

- Warehouse orbit initiative- less miles on cans, larger shipments (full loads), resulting in our products reducing emissions by this optimization
- Utilization of aluminum cans is a key factor in reducing Co_2 in transportation, packaging and storage
  - The transport of aluminum cans saves 20% space compared to plastic bottles
  - The transport of aluminum cans saves 40% space compared to the glass bottles
  - Wherever possible, transport is carried out by rail (Nordics)

Celsius does not directly manufacture our products but relies on third party co-packers

- Focus on working with co-packers who have committed to top environmental sustainability efforts in the industry
- Our distribution route to market is focused on regional Anheuser-Busch InBev distributors
  - Recently announced commitment to reduce their distribution emissions by 25% by 2025 (https://www.ab-inbev.com/content/dam/abinbev/news-media/press-releases/2021/02/AB%20InBev%20ESG%20Report%202020%20HD%20Final.pdf)

- Our Nordic partners have implemented additional significant progress on top of the items discussed for North America
- Recently changed from truck to railway transportation, already saving significant CO_2 emissions by utilizing rail on all inbound shipments from their co-packer
- Eco-packaging- currently in process of removing the plastic around their pallets in shipment with recyclable and circular packaging

Social- Nutrition & Health

CELSIUS LIVE FIT

Celsius Holdings, Inc. (NASDAQ: CELH), founded in April, 2004, is a global company with a proprietary, clinically-proven formula for flagship brand CELSIUS®. Celsius Holdings, Inc., has a corporate mission to become the global leader of a branded portfolio which is proprietary, clinically-proven or patented in its category, and offers significant health benefits.

CELSIUS® comes in several delicious sparkling and non-carbonated flavors, and in powder stick packets which can be mixed with water. CELSIUS® has no preservatives, no aspartame, no high fructose corn syrup, is non-gmo, with no artificial flavors or colors, and has no added sodium. The CELSIUS® line of products is kosher and vegan certified, soy, gluten, and sugar free.

The first university study was conducted in 2005, and additional studies from the University of Oklahoma were conducted over the next five years. All studies were published in peer-reviewed journals and validate the unique benefits CELSIUS provides to the consumer.

- **Celsius is the only clinically proven energy drink for weight loss and fat burning backed by peer reviewed clinical trials**
  - **Obesity has now been stated as one of the top risk factors for those infected by Covid, 78% of hospitalized patients were obese**
  - **8 essential vitamins**
  - **No sugar: significant driver of chronic disease**

JOIN THE LIVE FIT LIFESTYLE

We aim to inspire those who want to live fit by giving them a sustained energy source that's specially formulated to work with your body to help you reach your goals. We support those who work overtime at everything they do and never take shortcuts. We power through the extra set, we push through the last sprint, and we hustle through the workday. CELSIUS stands out against other brands because it's made with healthier ingredients such as ginger, guarana, green tea and 7 essential vitamins. Our drinks contain no sugar, no aspartame, no high fructose corn syrup, and no artificial preservatives, colors, or flavors. CELSIUS is certified gluten free, kosher, and non-GMO. We're made with nothing but the best, so you can do your best and take on any challenge that comes your way!


CELSIUS

PROVEN FUNCTIONAL ENERGY

- THERMOGENIC
- ACCELERATES METABOLISM
- BURNS BODY FAT
- BURNS CALORIES
- PROVIDES HEALTHY ENERGY
- PROPRIETARY METAPLUS® BLEND

BRAND ADDING CATEGORY VALUE ATTRACTING MILLENNIAL AND HEALTH CONSCIOUS CONSUMERS

NO

SUGAR
HIGH FRUCTOSE CORN SYRUP
ARTIFICIAL COLORS / FLAVORS
ASPARTAME
PRESERVATIVES

0 SUGAR | GF GLUTEN FREE | KOSHER | NON GMO | CERTIFIED VEGAN VEGAN.ORG

CELSIUS. LIVE FIT

METAPLUS®

How does it work? Our MetaPlus® blend is specially formulated to turn on thermogenesis, a process that boosts your body's metabolic rate. It's compiled of ginger root, guarana seed extract, chromium, vitamins, and green tea extract with a specific ratio of EGCG (epigallocatechin gallate) –the compound that scientists have found boosts your metabolism. When combined with exercise, CELSIUS helps your body burn more calories and body fat which has been clinically proven in 6 published university studies.

BACKED BY SCIENTIFIC STUDIES

Six published university studies have been conducted on CELSIUS by U.S. accredited scientific research facilities rendering strict scientific standards. To ensure consumer confidence, trust, and industry independence, the studies were all presented at scientific conferences and published in peer reviewed publications. Each one of these studies showed that CELSIUS has thermogenic properties.

- Proven by research studies. All the studies show that CELSIUS has thermogenic properties which help make it one of the most advanced energy drinks on the market
- Thermogenic properties are proven to increase metabolism and make the nervous system more active. In turn, this causes your body to burn more calories and body fat than you normally would with exercise alone. Our MetaPlus® blend is specially formulated to turn on thermogenesis so you can get the most out of your workout
- The studies also show that drinking just one great-tasting CELSIUS before exercise can help reduce body fat, increase your endurance, and provide greater resistance to fatigue. CELSIUS powers active lives every day, so you can reach your goals and step up your game

CELSIUS LIVE FIT

BACKED BY SCIENTIFIC STUDIES/PEER REVIEW JOURNALS

- **UNIVERSITY STUDY 01: CONDUCTED AT UNIVERSITY OF OKLAHOMA**, HTTP://WWW.CELSIUS.COM/WP-CONTENT/UPLOADS/2020/03/ENERGY-DRINK-RESPONSE-TO-EXERCISE-IN-PREVIOUSLY-SEDENTARY-MEN-CLINICAL-STUDY-SIX.PDF
  - PUBLISHED IN: JOURNAL OF STRENGTH AND CONDITIONING RESEARCH
  - KEY FINDINGS: SEDENTARY MEN DRINKING CELSIUS PRIOR TO MODERATE EXERCISE YIELDED SIGNIFICANT IMPROVEMENTS IN BODY COMPOSITION. PARTICIPANTS' RESULTS INCLUDED: DECREASED BODY FAT, INCREASED LEAN MUSCLE, AND CARDIO RESPIRATORY IMPROVEMENTS COMPARED TO EXERCISE ALONE.

- **UNIVERSITY STUDY 02: OHIO RESEARCH GROUP**, HTTP://WWW.CELSIUS.COM/WP-CONTENT/UPLOADS/2020/03/METABOLIC_RESPONSE.PDF
  - PUBLISHED IN: JOURNAL OF THE INTERNATIONAL SOCIETY OF SPORTS NUTRITION
  - KEY FINDINGS: THE PURPOSE OF THIS PLACEBO-CONTROLLED, DOUBLE-BLIND CROSS-OVER STUDY WAS TO COMPARE THE EFFECTS OF TWO COMMERCIALLY AVAILABLE SOFT DRINKS ON METABOLIC RATE.

- **UNIVERSITY STUDY 03: DEPARTMENT OF KINESIOLOGY**, THE UNIVERSITY OF ALABAMA, HTTP://WWW.CELSIUS.COM/WP-CONTENT/UPLOADS/2020/03/PRE_WORKOUT_ROUTINE.PDF
  - PUBLISHED IN: JOURNAL OF THE INTERNATIONAL SOCIETY OF SPORTS NUTRITION
  - KEY FINDINGS: A DOUBLE-BLIND, PLACEBO CONTROLLED, RANDOMIZED TRIAL WAS PERFORMED TO EVALUATE THE EFFECTS OF A NUTRITIONALLY ENRICHED COFFEE (NEC) DRINK COMPARED TO DECAFFEINATED COFFEE (DC) ON REPEATED FLYING 40-YARD SPRINT PERFORMANCE

- **UNIVERSITY STUDY 04: DEPARTMENT OF HEALTH AND EXERCISE SCIENCE, UNIVERSITY OF OKLAHOMA**, HTTP://WWW.CELSIUS.COM/WP-CONTENT/UPLOADS/2020/03/SPORTS_DRINKS_ATTENUATION.PDF
  - PUBLISHED IN JOURNAL OF THE INTERNATIONAL SOCIETY OF SPORTS NUTRITION
  - KEY FINDINGS: CONSUMING A THERMOGENIC DRINK (TD) ACUTELY INCREASES ENERGY EXPENDITURE AND SERUM MARKERS OF LIPOLYSIS IN HEALTHY, COLLEGE-AGED INDIVIDUALS. THE PURPOSE OF THIS STUDY WAS TO DETERMINE IF CONSUMING TD OVER 28 DAYS AFFECTS ITS ACUTE THERMOGENIC AND LIPOLYTIC EFFECTS AS WELL AS BODY COMPOSITION AND CLINICAL CHEMISTRY SAFETY MARKERS.

- **UNIVERSITY STUDY 05: DEPARTMENT OF HEALTH AND EXERCISE SCIENCE, UNIVERSITY OF OKLAHOMA**, HTTP://WWW.CELSIUS.COM/WP-CONTENT/UPLOADS/2020/03/THERMO_ACUTE.PDF
  - PUBLISHED IN: JOURNAL OF THE INTERNATIONAL SOCIETY OF SPORTS NUTRITION
  - KEY FINDINGS: TO DETERMINE THE ACUTE EFFECTS OF INGESTING A THERMOGENIC DRINK (CELSIUS, BOCA RATON, FL) (TD) ON CHANGES IN METABOLISM AND LIPOLYSIS.

- **UNIVERSITY STUDY 06:UNIVERSITY OF OKLAHOMA**, HTTP://WWW.CELSIUS.COM/WP-CONTENT/UPLOADS/2020/03/WEIGHT-LOSS-EFFECT-EXERCISE-STUDY-OVERWEIGHT-OBESE-WOMEN-CLINICAL-STUDY-FIVE.PDF
  - PUBLISHED IN: JOURNAL OF THE AMERICAN COLLEGE OF NUTRITION
  - KEY FINDINGS: OVERWEIGHT AND OBESE WOMEN DRINKING CELSIUS PRIOR TO MODERATE EXERCISE RESULTED IN INCREASED FAT LOSS, INCREASED MUSCLE MASS, INCREASED ENDURANCE PERFORMANCE WITH SIGNIFICANT IMPROVEMENTS TO BLOOD LIPID PROFILES WHEN COMPARED TO EXERCISE ALONE.

*Appendix 1 for additional trial information

GOVERNANCE:

At Celsius, we are committed to conducting our business with integrity. This Code of Ethical Conduct is a guide for every Company employee in applying legal and ethical practices to their everyday work. The Code describes not only our standards of integrity but also some of the specific principles and areas of the law that are most likely to affect us.

There is no quality more important than integrity. This applies to a business just as it does to an individual. Integrity is a core value in our Code of Ethical Conduct.

Celsius is a good corporate citizen not just because we comply with the law, but because our employees are also expected to act according to our ethical principles. We are committed to go beyond mere compliance – beyond simply "doing things right." We aspire to "do the right thing" by being faithful to and executing the principles and guidelines cited in this Code of Ethical Conduct and to act in ways that exceed the minimum standards set by law. Each of us is personally responsible for meeting this obligation.

GOVERNANCE: Diversity

Diversity, equity & inclusion: Women, racial and ethnic minorities collectively constitute a meaningful part of our overall workforce across all levels of our organization. We believe a culture that celebrates diverse talent, individual identity, and different points of view, empowers employees to contribute new ideas that support our continued and growing success.
Having a positive impact on our communities and society: we recognize the significant hardship our communities faced during the year, and with our employees and distribution partners, we helped make a difference.

Employee Diversity:

- Gender- 69% male, 31% female
    - BOD- 67% Male, 33% female
- Ethnicity- 78% White, 14% Hispanic, 5% Black, 1% Asian


CELSIUS
CELSIUS



BOARD OF DIRECTORS

A BREADTH OF INDUSTRY, FINANCIAL, & EXECUTIVE MANAGEMENT EXPERTISE

John Fieldly
CHAIRMAN

- Celsius President, CEO and prior CFO
- Career includes roles with: Oragenics leader in novel antibiotics and proprietary
- OTC probiotics, Lebhar-Friedman leader in B2B publishing, Eckerd Corporation

Hal Kravitz
LEAD DIRECTOR

- Extensive CPG/Beverage career and experience across all business functions
- Chairman, Board of Directors Certified Management Group
- Former CEO AQUA Hydrate 30 Year career at the Coca-Cola Company, most recently, President, Glaceau Division

Caroline Levy
DIRECTOR

- Consumer industry stock analyst for more than 30 years and brings a long-term, global perspective of the beverage industry
- Capital markets expertise and an extensive network of industry and investor relationships

Joyce Russell
DIRECTOR

- Currently President of the Adecco Group U.S. Foundation, focused on up-/reskilling American workers and helping to ensure work equality for all
- Panelist and participant at the World Economic Forum in Davos and Fortune's Most Powerful Women Summits, serves as Chairperson of the Board of Directors of the American Staffing Association

Tony Lau
DIRECTOR

- Horizons Ventures
- Asian market expert
- IB professional, M&A

Nick Castaldo
DIRECTOR

- Consumer services business
- Chain restaurant, banking and retailing
- Equity Partner and member of the founding management team of *Anthony's Coal Fired Pizza*

Cheryl Miller
DIRECTOR

- Executive Strategic Advisor for JM Family Enterprises
- Previously served as President and CEO with AutoNation Inc., a publicly traded Fortune 150 company

Damon DeSantis
DIRECTOR

- Former Nasdaq 100 company CEO, Rexall Sundown & BOD
- Current BOD of MacPherson's
- Heads DeSantis family Investment Office

Alexandre Ruberti
DIRECTOR

- 25 years of beverage sales and distribution experience
- Served as President of Red Bull Distribution Company (RBDC)

CELSIUS

LIVE FIT

CELSIUS HOLDINGS, INC.

COMPANY CONTACTS

John Fieldly, CEO

Celsius Holdings, Inc.

561.276.2239

jfieldly@celsius.com

Edwin Negron, CFO

Celsius Holdings, Inc.

561.900.2351

enegron@celsius.com

INVESTOR RELATIONS

Cameron Donahue

Celsius IR

651.707.3532

cdonahue@Celsius.com

VISIT OUR INVESTOR WEBSITE:

www.celsiusholdingsinc.com


CELSIUS.
CELSIUS
FUNCTIONAL ENERGY

*Appendix 1: Clinical Studies

- It is our belief that clinical studies substantiating product claims will become more important as more and more beverages are marketed with health claims. Celsius® was one of the first functional beverages to be launched along with a clinical study. Celsius® is also one of very few functional beverages that has clinical research on the actual product itself. Some beverage companies that do mention studies backing their claims are referencing independent studies conducted on one or more of the ingredients in the product. We believe that it is important and will become more important to have studies on the actual product.

- We have funded seven U.S. based clinical studies for Celsius®. Each was conducted by a research organization and each studied the total Celsius® formula. The first study was conducted by the Ohio Research Group of Exercise Science & Sports Nutrition. The remaining studies were conducted by the Applied Biochemistry & Molecular Physiology Laboratory of the University of Oklahoma. We funded all of the studies and provided Celsius® beverage for the studies. However, none of our directors, executive officers or principal shareholders is in any way affiliated with either of the two research organizations which conducted the studies.

- The first study was conducted in 2005 by the Ohio Research Group of Exercise Science & Sports Nutrition www.ohioresearchgroup.com. The Ohio Research Group of Exercise Science & Sports Nutrition is a multidisciplinary clinical research team dedicated to exploring the relationship between exercise, nutrition, dietary supplements and health. This placebo-controlled, double-blind cross-over study compared the effects of Celsius® and the placebo on metabolic rate. Twenty-two participants were randomly assigned to ingest a 12 ounce serving of Celsius® and on a separate day a serving of twelve ounces of Diet Coke®. All subjects completed both trials using a randomized, counterbalanced design. Randomized means that subjects were selected for each group randomly to ensure that the different treatments were statistically equivalent. Counterbalancing means that individuals in one group drank the placebo on the first day and drank Celsius® on the second day. The other group did the opposite. Counterbalancing is a design method that is used to control “order effects.” In other words, this was done to make sure that the order that subjects were served does not impact the results and analysis.

- Metabolic rate (via indirect calorimetry, measurements taken from breaths into and out of calorimeter) and substrate oxidation (via respiratory exchange ratios) were measured at baseline (pre-ingestion) and for ten minutes at the end of each hour for three hours post-ingestion. The results showed an average increase of metabolism of twelve percent over the three-hour period, compared to a statistically insignificant change for the control group. Metabolic rate, or metabolism, is the rate at which the body expends energy. This is also referred to as the “caloric burn rate.” Indirect calorimetry calculates heat that living organisms produce from their production of carbon dioxide. It is called “indirect” because the caloric burn rate is calculated from a measurement of oxygen uptake. Direct calorimetry would involve the subject being placed inside the calorimeter for the measurement to determine the heat being produced. Respiratory Exchange Ratio is the ratio oxygen taken in a breath compared to the carbon dioxide breathed out in one breath or exchange. Measuring this ratio can be used for estimating which substrate (fuel such as carbohydrate or fat) is being metabolized or ‘oxidized’ to supply the body with energy.

- The second study was conducted by the Applied Biochemistry & Molecular Physiology Laboratory of University of Oklahoma in 2007. This blinded, placebo-controlled study was conducted on a total of 60 men and women of normal weight. An equal number of participants were separated into two groups to compare one serving (a single 12 ounce can) of Celsius® to a placebo of the same amount. According to the study, those subjects consuming Celsius® burned significantly more calories versus those consuming the placebo, over a three-hour period. The study confirmed that over the three-hour period, subjects consuming a single serving of Celsius® burned 65% more calories than those consuming the placebo beverage and burned an average of more than 100 to 140 calories compared to the placebo. These results were statistically significant.

- The third study, conducted by the Applied Biochemistry & Molecular Physiology Laboratory of University of Oklahoma in 2007, extended our second study with the same group of 60 individuals and protocol for 28 days and showed the same statistical significance of increased calorie burn (minimal attenuation). While the University of Oklahoma study did extend for 28 days, more testing would be needed for long term analysis of the Celsius® calorie-burning effects. Also, although these studies were on relatively small numbers of subjects, they have statistically significant results. Additional studies on a larger number and wider range of body compositions can be considered to further the analysis.

- Our fourth study, conducted by the Applied Biochemistry & Molecular Physiology Laboratory of University of Oklahoma in 2009, combined Celsius® use with exercise. This ten-week placebo-controlled, randomized and blinded study was conducted on a total of 37 subjects. Participants were randomly assigned into one of two groups: Group 1 consumed one serving of Celsius® per day, and Group 2 consumed one serving of an identically flavored and labeled placebo beverage. Both groups participated in ten weeks of combined aerobic and weight training, following the American College of Sports Medicine guidelines of training for previously sedentary adults. The results showed that consuming a single serving of Celsius® prior to exercising may enhance the positive adaptations of exercise on body composition, cardio-respiratory fitness and endurance performance. According to the preliminary findings, subjects consuming a single serving of Celsius® lost significantly more fat mass and gained significantly more muscle mass than those subjects consuming the placebo — a 93.75% greater loss in fat and 50% greater gain in muscle mass, respectively. The study also confirmed that subjects consuming Celsius® significantly improved measures of cardio-respiratory fitness and the ability to delay the onset of fatigue when exercising to exhaustion.

- Our fifth study was conducted by the Applied Biochemistry & Molecular Physiology Laboratory of University of Oklahoma in 2009. This ten-week placebo-controlled, randomized and blinded study was conducted on a total of 27 previously sedentary overweight and obese female subjects. Participants were randomly assigned into groups that consumed identically tasting treatment beverages with exercise or without exercise. All participants consumed one drink, either placebo or Celsius®, per day for 10 weeks. The exercise groups participated in ten weeks of combined aerobic and weight training, following the American College of Sports Medicine guidelines of training for previously sedentary adults. No changes were made to their diet. The results showed that consuming a single serving of Celsius® prior to exercising may improve cardiovascular health and fitness and enhance the positive adaptations of exercise on body composition. According to the preliminary findings, subjects consuming a single serving of Celsius® lost significantly more fat mass and gained significantly more muscle mass when compared to exercise alone — a 46% greater loss in fat, 27% greater gain in muscle mass, respectively. The study also confirmed that subjects consuming Celsius® significantly improved measures of cardio-respiratory fitness — 35% greater endurance performance with significant improvements to lipid profiles — total cholesterol decreases of 5 to 13% and bad LDL cholesterol 12 to 18%. Exercise alone had no effect on blood lipid levels.

- Our sixth study was conducted by the Applied Biochemistry & Molecular Physiology Laboratory of University of Oklahoma in 2009. This ten-week placebo-controlled, randomized and blinded study was conducted on a total of 37 previously sedentary male subjects. Participants were randomly assigned into groups that consumed identically tasting treatment beverages with exercise or without exercise. All participants consumed one drink, either placebo or Celsius®, per day for 10 weeks. The exercise groups participated in ten weeks of combined aerobic and weight training, following the American College of Sports Medicine guidelines of training for previously sedentary adults. No changes were made to their diet. The results showed that consuming a single serving of Celsius® prior to exercising may improve cardiovascular health and fitness and enhance the positive adaptations of exercise on body composition. Significantly greater decreases in fat mass and percentage body fat and increases in VO2 were observed in the subjects that consumed Celsius® before exercise versus those that consumed the placebo before exercise. Mood was not affected. Clinical markers for hepatic, renal, cardiovascular and immune function, as determined by pre-and post-blood work revealed no adverse effects.

- Our seventh study was conducted by Miami Research Institute in 2010 and demonstrated the efficacy and safety of the powders and the shots. This study allows the Company to make the same structure/function claims as the ready to drink beverages.